SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): August 19, 1999



                           COMPAQ COMPUTER CORPORATION

             (Exact Name of Registrant as Specified in its Charter)


              Delaware             1-9026                76-0011617
           ---------------       -----------          -------------------
           (State or Other       (Commission             (IRS Employer
           Jurisdiction of       File Number)         Identification No.)
            Incorporation)


                       20555 SH 249
                      HOUSTON, TEXAS                          77070
          ----------------------------------------          ----------
          (Address of Principal Executive Offices)          (Zip Code)



                                 (281) 370-0670
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      ITEM  5.  OTHER  EVENTS.

           In a release dated August 19, 1999, Compaq Computer Corporation (NYSE: CPQ), a top global supplier of information technology systems and solutions and worldwide PC leader, and CMGI, Inc. (Nasdaq: CMGI), the leading diversified Internet operating company, today announced the completion of CMGI's acquisition of a majority stake in AltaVista and Compaq's position as the largest outside shareholder in CMGI effective August 18, 1999. The two companies announced a comprehensive strategic alliance June 29 that enables both companies to aggressively pursue cooperative Internet-related business and market opportunities. The news release is attached as Exhibit 99.




      ITEM  7.  EXHIBITS.

      Exhibit  99     News  Release  dated  August 19, 1999.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COMPAQ  COMPUTER  CORPORATION



Dated:  August 19, 1999                   By:  /s/  Linda S. Auwers
                                             ------------------------------
                                             Linda S. Auwers
                                             Vice President, Associate
                                             General Counsel & Secretary

                                                                    EXHIBIT 99

COMPAQ COMPUTER CORPORATION     P.O. BOX 692000                   NEWS RELEASE
PUBLIC RELATIONS DEPARTMENT     HOUSTON, TEXAS 77269-2000
                                TEL 281-514-0484
                                FAX 281-514-4583

                                HTTP://WWW.COMPAQ.COM



[COMPAQ LOGO]




FOR IMMEDIATE RELEASE
---------------------

     COMPAQ AND CMGI ANNOUNCE CLOSE OF STRATEGIC INTERNET ALLIANCE AGREEMENT


     EDITOR'S SUMMARY:

- CMGI acquires majority stake in AltaVista; Compaq becomes largest outside shareholder in CMGI
-    Compaq and CMGI move quickly to implement strategic partnership
-    CMGI and AltaVista begin integration and build-out of AltaVista


     HOUSTON, TX, AND ANDOVER, MA (AUGUST 19, 1999) - Compaq Computer Corporation (NYSE:CPQ), a top global supplier of information technology systems and solutions and worldwide PC leader, and CMGI, Inc. (Nasdaq: CMGI), the leading diversified Internet operating company, today announced the completion of CMGI's acquisition of a majority stake in AltaVista and Compaq's position as the largest outside shareholder in CMGI effective August 18, 1999. The two companies announced a comprehensive strategic alliance June 29 that enables both companies to aggressively pursue cooperative Internet-related business and market opportunities.

     "Our partnership with Compaq marks an important milestone in the development of the Internet marketplace," said David Wetherell, CMGI Chairman and Chief Executive Officer (CEO). "Together, we will lead the consumer and enterprise market from PC to Web, combining Compaq's worldwide leadership in consumer and enterprise computing with CMGI's network of leading Internet destinations and technologies. In addition, the integration and build-out of AltaVista is on schedule and represents a very real opportunity for significant growth through the integration of various CMGI related services."

     "The Internet is rapidly becoming the backbone of business; it's truly the most fundamental change in information technology since the invention of the PC," said Michael D. Capellas, Compaq President and CEO. "The strategic partnership with CMGI will dramatically enhance Compaq's Internet position and enable us to offer the most compelling Internet-enabled products, solutions and services to our customers."

     The Compaq and CMGI partnership is aimed at providing the best Internet services and solutions to businesses and consumers. Through the technologies and services of CMGI's affiliated companies and NonStop eBusiness solutions from Compaq, both companies will be able to offer more compelling Internet services and solutions to small and medium businesses as well as large enterprises. The alliance will lead Internet innovation in the PC market by capitalizing on Compaq's consumer PC leadership position and CMGI's network of leading Internet destinations and enabling technologies.

     The two companies are moving quickly to take advantage of key business and integration opportunities made possible by the alliance. Recent examples include:
- Raging Bull (TM), an @Ventures company and the Web's most innovative and dynamic financial community, recently entered a strategic alliance with AltaVista to connect AltaVista Finance users with Raging Bull's Established network of more than 220,000 investors to provide a rich resource for financial information
- Compaq and Engage Technologies, Inc (Nasdaq: ENGA) a provider of profile driven Internet marketing solutions and majority-owned subsidiary of CMGI, recently entered a far-reaching partnership to deliver Internet-related marketing services to Compaq's customers worldwide. Compaq will deploy Engage Precision Profiling and Accipiter AdManager technology to enhance Compaq's Internet-based marketing initiatives, including providing individually tailored relationships for Compaq customers, and provide additional products and services to customers. In addition, Compaq has made an investment in Engage.
- Compaq and Ancestry.com, Inc., the @Venture affiliate premier online resource for connecting and strengthening families, recently entered a joint initiative designed to broaden e-commerce opportunities for both companies. The alliance will make Compaq the premier PC vendor on the MyFamily.com and Ancestry.com Web sites and allow Ancestry.com, Inc. to broaden its member base through joint marketing programs. A co-branded Web page will be created linking Ancestry.com and MyFamily.com with Compaq.com.
- Compaq will expand its leadership in delivering Internet innovation by expanding the built-in Internet keyboard capabilities across all end-user product lines and by leveraging CMGI Web destinations including AltaVista.

     CMGI has begun a comprehensive integration review with AltaVista and expects to announce a series of CMGI related integration deals over the coming
months.   In addition, CMGI will collaborate with Compaq's world-class research labs and business groups to develop innovative Internet technologies and next generation Internet appliances. This collaboration will include continued development of advanced search technologies for AltaVista.

     Through the transaction, Compaq transferred 83.0 percent equity ownership in AltaVista to CMGI. Compaq retained 17.0 percent equity ownership in AltaVista and continues to hold a Board seat. In return, Compaq received
19.0 million CMGI common shares, CMGI preferred shares equivalent to 1.8 million CMGI common shares and a $220 million three-year note to Compaq. Compaq also is taking a seat on the CMGI Board of Directors and plans to announce its nominee for this new position shortly.

COMPAQ BACKGROUND

     Compaq Computer Corporation, a Fortune Global 100 company, is the second-largest computer company in the world and the largest global supplier of computer systems. Compaq develops and markets hardware, software, solutions, and services, including industry-leading enterprise computing solutions, fault-tolerant business-critical solutions, enterprise and network storage solutions, commercial desktop and portable products and consumer PCs. The Company is an industry leader in environmentally friendly programs and business practices.

     Compaq products are sold and supported in more than 100 countries through a network of authorized Compaq marketing partners. Customer support and information about Compaq and its products are available at
http://www.Compaq.com.
---------------------

CMGI BACKGROUND

     A recognized leader in the Internet economy, CMGI, Inc. (Nasdaq: CMGI) has built a substantial base of Internet operating companies and, through its @Ventures affiliates, has invested in a growing portfolio of synergistic Internet enterprises which enhance the value of its core holdings. This unique method of generating equity for its shareholders is what CMGI calls "creating net value." Microsoft, Intel and Sumitomo hold minority positions in CMGI.

     CMGI's majority-owned subsidiaries include Engage (Nasdaq: ENGA), Activerse, Adsmart, iCast, Magnitude Network, NaviSite, NaviNet, Planet Direct and ZineZone. The company's @Ventures affiliates have ownership interests in Lycos, Inc. (Nasdaq: LCOS), Critical Path (Nasdaq: CPTH), Silknet (Nasdaq:
SILK), Chemdex (Nasdaq: CMDX), Advoco.com, Ancestry.com, Asimba, AuctionWatch, Aureate Media, blaxxun, BizBuyer.com, buyingedge.com, CarParts.com, eCircles.com, Furniture.com, HotLinks, KOZ.com, MotherNature.com, NextMonet.com, NextPlanetOver.com, OneCore.com, ONElist, Productopia, Promedix.com, Raging Bull, Softway Systems, Speech Machines, ThingWorld.com, Universal Learning Technology, Vicinity, Virtual Ink and Visto.

     CMGI is also the majority-owner of SalesLink, InSolutions and On-Demand Solutions, leaders in direct marketing, fulfillment and turnkey arenas. CMGI Corporate headquarters is located at 100 Brickstone Square, Andover, MA 01810. Telephone: 978-684-3600. Fax: 978-684-3814. Additional
information is available on the company's Web site at http://www.cmgi.com.
                                                      --------------------

ALTAVISTA BACKGROUND

     AltaVista Company is the premier online media and commerce network. The company integrates unique Internet technology and services to deliver relevant results faster for both individuals and Web-based businesses. By combining distinctive AltaVista brand services with "best of the Web relationships," the AltaVista Network creates the most satisfying Internet experience.

     AltaVista is building on its heritage of technology and innovation leadership, offering award-winning services including: My AltaVista, AltaVista Finance, The AltaVista MicroPortal/FreeAccess service (http://www.microav.com),
                                                       ----------------------
AltaVista Search, AltaVista Local Portal Services, and AltaVista's Shopping.com. For more information, visit AltaVista at http://www.altavista.com.
                                         ------------------------

                                   #    #    #

This release contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The potential risks and uncertainties that could cause actual results to differ materially include the failure of systems associated with order fulfillment, the failure to close certain sales contemplated prior to the end of the third quarter 1999; changes in product mix; inventory risks due to shifts in market demand; continued competitive factors and pricing pressures; and market responses to pricing actions and promotional programs. Further information on the factors that could affect Compaq's financial results are included in its SEC filings, including the annual report on Form 10-K for the year ended December 31, 1998, and the quarterly report on Form 10-Q for the quarter ended June 30, 1999. Compaq, Registered U.S. Patent and Trademark Office. Product names mentioned herein may be trademarks and/or registered trademarks of their respective companies. Forward looking statements made by CMGI in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Act. Investors are cautioned that actual results could differ materially from those anticipated by such statements and are advised to consult CMGI's current SEC filings for additional information concerning risk factors that affect the Company's business.


For further information, media may contact:

Compaq        Alan  Hodel        281-518-8932       alan.hodel@compaq.com
                                                    ---------------------
CMGI          Diedre  Moore      978-684-3655       dmoore@cmgi.com
                                                    ---------------

Investors  may  contact
Compaq:                          CMGI:
281-514-9549  OR 800-433-2391    Catherine Taylor, 978-684-3540

investor.relations@compaq.com    ctaylor@cmgi.com
-----------------------------    ----------------